                              ACQUISITION AGREEMENT
                              ---------------------

Tesmark,  Inc, a Nevada  Corporation,  located at 2921 N. Tenaya Way, Suite 208,
Las Vegas, NV 89128,  hereinafter referred to as "TSMK" and Richard Leajeunesse,
Curtis Mearns,  and Don Boudewyn,  a partnership  located at 555 Lackner Circle,
Richmond,  BC V7E6A5,  hereinafter referred to as "5 G PARTNERS" are the parties in this agreement.

                                    RECITALS

A.   Tesmark,  Inc., is a publicly owned Nevada  corporation  trading on the OTC
     Bulletin Board, Symbol TSMK.

B    5 G  PARTNERS  is a private  Canadian  partnership  that owns the  content, ideas, and proprietary know how that will develop 5 G WIRELESS.

C.   TSMK is  desirous  of  acquiring  the  service  and  business  model of the partners.

D.   The parties are desirous of formalizing the acquisition of 5 G PARTNERS.

NOW THEREFORE,  IN CONSIDERATION OF THEIR MUTAL PROMISES AND COVENANTS SET FORTH
HEREINAFTER, THE PARTIES AGREE AS FOLLOWS:

1.   Purchase and Exchange: Seventy Four Thousand Dollars ($74,000) in cash U.S.
     and 150,000 shares of common stock.

2.   Exchange: TSMK will purchase 100% of the interests of 5 G PARTNERS for cash and common stock.

3.   Business  Purpose:  To  provide  TSMK  with a  telecom  wireless  solutions
     utilizing  state  of  the  art  equipment  and  proprietary   data  service
     solutions.  See attached hereto business plan made a part hereof as Exhibit
     C

4.   Exempt Transaction:  All parties acknowledge and agree that any transfer of the  securities  pursuant  to this  Agreement  will  constitute  an  exempt isolated  transaction and that the securities received by TSMK shall not be registered under federal or state securities laws.

5.   Restricted  Securities:  The shares of TSMK  issued to 5 G WIRELESS in this transaction  will be restricted  securities and will not be registered with
     State or Federal  Securities  Agencies.  The shares will bear a  restricted legend until they are  registered  or an  exemption  from  registration  is available.

6.   Warranties:

     a)   TSMK  will  furnish a  certificate  of good  standing  of the State of
          Nevada.

     b)   Neither party is the subject of lawsuits that has not been revealed.

     c)   Neither  party or their  officers or  directors  is the subject if any security violation

     d)   5 G PARTNERS will attach its proprietary  rights,  documents,  and any licenses hereto as Exhibit 2 and 3 and a part hereof.

     e)   TSMK shall warrant,  as condition precedent that they have shareholder and directors approval to the Acquisition Agreement.

7.   Governing Law: This Agreement  shall be governed by and construed under the laws of the State of Nevada

8.   Notices:  Any notices or  correspondence  required or permitted to be given under this Agreement may not be given  personally to an individual party or to an officer of registered  agent of a corporate  party or may be given by depositing such notice or correspondence in the U.S. mail, postage prepaid, certified or registered,  return receipt requested,  addressed to the party at the following address:

                                  Tesmark, Inc.
                               2921 N. Tenaya Way
                                    Suite 208
                               Las Vegas, NV 89128

                                  5 G WIRELESS
                               5555 Lackner Circle
                         Richmond, B.C., Canada V7E 6A5

     Any notice  given by mail shall be deemed to be  delivered on the date such notice is deposited in the U. S. mail. Any party may change its address for purposes of this Agreement by giving written notice to the other parties as provided above.

9.   This Agreement may be signed in counterpart.

Whereas, the foregoing Acquisition Agreement represents the understanding of the parties, we have set our hand this 15th day of December 2000.

TESMARK, INC.                                      5 G PARTNERS

/S/ Allen Schwabe                                  /S/ Richard Lejeunesse
---------------------                              --------------------------
Allen Schwabe                                        Richard Lejeunesse

                                                   /S/ Curtis Mearns
                                                   --------------------------
                                                     Curtis Mearns

                                                   /S/ Don Boudewyn
                                                   --------------------------
                                                     Don Boudewyn